UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01    Other Events.

Effective January 1, 2014, Sonoco Alloyd, the Company's retail security packaging component, became part of the Display and Packaging segment. It had previously been included in the Protective Solutions segment. This change reflects the evolving integration occurring between these businesses, enabling them to better leverage the Company's capabilities, products, and services in order to provide complete solutions to our retail merchandising customers.

To ensure comparability of 2014 quarterly segmental financial results with previous periods, the Company will recast prior year segmental results to conform to the current presentation. The following tables set forth quarterly financial information for 2013 and 2012 for each of the Company's business segments reflecting the move of Sonoco Alloyd from the Protective Solutions segment to the Display and Packaging segment:

Quarterly Reportable Segment Results (Unaudited)
(dollars in thousands)

			2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year to Date
Net sales:
Consumer Packaging	$463,300	$475,013	$473,332	$481,888	$1,893,533
Display and Packaging	144,575	157,516	167,960	154,957	625,008
Paper and Industrial Converted Products	454,207	473,217	467,847	463,609	1,858,880
Protective Solutions	117,131	120,510	118,610	114,420	470,671
Consolidated	$1,179,213	$1,226,256	$1,227,749	$1,214,874	$4,848,092
Intersegment sales:
Consumer Packaging	$1,359	$1,446	$978	$1,374	$5,157
Display and Packaging	655	519	445	349	1,968
Paper and Industrial Converted Products	23,455	25,017	26,320	25,090	99,882
Protective Solutions	673	727	621	586	2,607
Consolidated	$26,142	$27,709	$28,364	$27,399	$109,614
Income before interest and income taxes:[1]
Segment operating profit:
Consumer Packaging	$42,340	$47,366	$49,025	$48,399	$187,130
Display and Packaging	3,503	6,071	7,763	3,469	20,806
Paper and Industrial Converted Products	31,004	35,991	37,722	33,377	138,094
Protective Solutions	9,724	11,376	11,029	7,955	40,084
Restructuring/Asset impairment charges	(4,289)	(8,678)	(5,818)	(6,253)	(25,038)
Other, net	(866)	(88)	563	610	219
Consolidated operating profit	$81,416	$92,038	$100,284	$87,557	$361,295

			2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year to Date
Net sales:
Consumer Packaging	$495,766	$477,038	$475,946	$463,871	$1,912,621
Display and Packaging	142,126	135,329	150,315	153,412	581,182
Paper and Industrial Converted Products	463,610	475,460	453,605	448,152	1,840,827
Protective Solutions	110,868	114,532	115,664	110,435	451,499
Consolidated	$1,212,370	$1,202,359	$1,195,530	$1,175,870	$4,786,129
Intersegment sales:
Consumer Packaging	$1,899	$2,214	$2,096	$1,284	$7,493
Display and Packaging	584	594	516	559	2,253
Paper and Industrial Converted Products	25,734	24,919	23,126	22,917	96,696
Protective Solutions	680	328	457	662	2,127
Consolidated	$28,897	$28,055	$26,195	$25,422	$108,569
Income before interest and income taxes:[1]
Segment operating profit:
Consumer Packaging	$50,080	$42,752	$43,829	$40,107	$176,768
Display and Packaging	5,235	5,174	5,782	4,206	20,397
Paper and Industrial Converted Products	32,304	39,652	33,150	36,245	141,351
Protective Solutions	6,612	10,508	9,961	9,831	36,912
Restructuring/Asset impairment charges	(15,212)	(9,396)	444	(8,694)	(32,858)
Other, net	(176)	(98)	3,177	1,586	4,489
Consolidated operating profit	$78,843	$88,592	$96,343	$83,281	$347,059

1 Segment results viewed by Company management to evaluate segment performance do not include restructuring charges, asset impairment charges, acquisition-related charges, interest expense, income taxes, or certain other items, if any, the exclusion of which the Company believes improves comparability and analysis. Accordingly, segment operating profit, also referred to as consolidated operating profit, is defined as the segment's portion of "Income before interest and income taxes," excluding such items.

See Note 16 to the Company's 2013 Annual Report on Form 10-K for more information on reportable segments.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: March 31, 2014	By:	/s/ Barry L. Saunders
Barry L. Saunders
Vice President and Chief Financial Officer

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